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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 23, 1996
                                                --------------------------------


                                SPINE-TECH, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      MINNESOTA                        0-26116                 06-1258314
- --------------------------------------------------------------------------------
(State or other jurisdiction)   (Commission File Number)      (IRS Employer
      of incorporation                                      Identification No.)




7375 BUSH LAKE ROAD
MINNEAPOLIS, MINNESOTA                                           55439-2029
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (612) 832-5600
                                                   -----------------------------


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Item 5.  OTHER EVENTS.

     Spine-Tech, Inc. (the "Company") announced that the Food and Drug Administration (FDA) Orthopaedic and Rehabilitation Devices Advisory Panel recommended approval of the Company's Premarket Approval (PMA) application for clearance to market the BAK-Trademark- Interbody Fusion System with conditions related to post-market surveillance and labeling. Although the Company cannot begin marketing or commercial sale of the device until it receives final FDA approval, it will continue to pursue all actions necessary to expedite the review and approval process.

Item 7.  EXHIBITS.

         99.  Press Release of Spine-Tech, Inc. dated May 23, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SPINE-TECH, INC.



Date:  May 29, 1996                     By Keith M. Eastman
                                           --------------------------------
                                           Keith M. Eastman
                                           Chief Financial Officer


                                       -3-

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                                  EXHIBIT INDEX



No.       Exhibit No.                                                     Page
- ---       -----------                                                     ----

99.       Press Release of Spine-Tech, Inc. dated May 29, 1996.             5